Exhibit 99.2 Investor Presentation The world’s leading carbon negative materials company February 2021Exhibit 99.2 Investor Presentation The world’s leading carbon negative materials company February 2021

Forward Looking Statements and Disclaimers DISCLAIMER This presentation is for informational purposes only. It shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Artius Acquisition, Inc. (“Artius”), Micromidas, Inc. (dba Origin Materials, “Origin”) and related transactions (the “Proposed Business Combination”) and for no other purpose. Neither the Securities and Exchange Commission (“SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Proposed Business Combination, or determined that this presentation is truthful or complete. Any representation to the contrary is a criminal offense. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Artius, Origin or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Artius nor Origin has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Origin or the Proposed Business Combination. Viewers of this presentation should each make their own evaluation of Origin and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The information contained herein is as of February 17, 2021, and does not reflect any subsequent events. FORWARD-LOOKING STATEMENTS Certain statements included in this presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Origin’s business strategy, estimated total addressable market, commercial and operating plans, product development plans and projected financial performance. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the respective management of Origin and Artius and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Origin and Artius. These forward-looking statements are subject to a number of risks and uncertainties, including that Origin may be unable to successfully commercialize its products; the effects of competition on Origin’s business; the uncertainty of the projected financial information with respect to Origin; disruptions and other impacts to Origin’s business as a result of the COVID-19 pandemic and other global health or economic crises; changes in customer demand; the parties may be unable to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Artius or Origin is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; the amount of redemption requests made by Artius’ stockholders, and those factors discussed in Artius’ final prospectus filed with the SEC on July 15, 2020 under the heading “Risk Factors,” and other documents Artius has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Artius nor Origin presently know, or that Artius or Origin currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Artius’ and Origin’s expectations, plans, or forecasts of future events and views as of the date of this presentation. Artius and Origin anticipate that subsequent events and developments will cause Artius’ and Origin’s assessments to change. However, while Artius and Origin may elect to update these forward-looking statements at some point in the future, Artius and Origin specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Artius’ and Origin’s assessments of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT This presentation relates to a proposed transaction between Origin and Artius. This presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Proposed Business Combination, Artius intends to file relevant materials with the SEC, including a combined registration statement and proxy statement. Promptly after the registration statement is declared effective by the SEC, Artius will mail a definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the Proposed Business Combination. Investors and securities holders of Artius are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Artius will file with the SEC when they become available because they will contain important information about Artius, Origin and the transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the Proposed Business Combination (when they become available), and any other documents filed by Artius with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by Artius with the SEC also may be obtained free of charge at Artius’ website at www.artiuscapital.com/acquisition or upon written request to 3 Columbus Circle, Suite 2215, New York, NY 10019. PARTICIPANTS IN SOLICITATION Artius, Origin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Artius’ shareholders in connection with the proposed transaction. Information about Artius’ directors and executive officers and their ownership of Artius’ securities is set forth in Artius’ final prospectus filed with the SEC on July 15, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. NON-SOLICITATION This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Artius, the combined company or Origin, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. USE OF PROJECTIONS This presentation contains Origin’s projected financial information. Such projected financial information is forward-looking and is for illustrative purposes only. It should not be relied upon as being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to many significant business, economic, competitive and other risks and uncertainties. Refer to “Forward-Looking Statements” above. Actual results may differ materially from the results presented in such projected financial information, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed or furnished by Artius with the SEC. In addition to financial measures included in this presentation that are calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), this presentation contains non-GAAP financial measures, such as EBITDA and EBITDA margins. Artius and Origin believe these non- GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Origin’s financial condition and results of operations. Origin’s management uses these non-GAAP financial measures in conjunction with traditional GAAP financial and operating performance measures as part of its overall assessment of its performance, for budgeting and planning purposes, to evaluate the effectiveness of its business strategies and to communicate with investors. Origin does not place undue reliance on these non-GAAP financial measures, and they should not be considered as substitutes for other measures of financial condition and results of operations reported in accordance with GAAP. A reconciliation of EBITDA to net income (loss) is not included in this presentation because the items that impact net income (loss) are outside of Origin’s control and cannot be reasonably predicted. Accordingly, reconciliation of adjusted EBITDA to net income (loss) is not available without unreasonable effort. You should review Origin’s audited financial statements prepared in accordance with GAAP, which will be included in a combined registration statement and proxy statement to be filed with the SEC. TRADEMARKS This presentation contains trademarks, service marks, trade names and copyrights of Artius, Origin and other companies which are the property of their respective owners. 2Forward Looking Statements and Disclaimers DISCLAIMER This presentation is for informational purposes only. It shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Artius Acquisition, Inc. (“Artius”), Micromidas, Inc. (dba Origin Materials, “Origin”) and related transactions (the “Proposed Business Combination”) and for no other purpose. Neither the Securities and Exchange Commission (“SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Proposed Business Combination, or determined that this presentation is truthful or complete. Any representation to the contrary is a criminal offense. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Artius, Origin or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Artius nor Origin has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Origin or the Proposed Business Combination. Viewers of this presentation should each make their own evaluation of Origin and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The information contained herein is as of February 17, 2021, and does not reflect any subsequent events. FORWARD-LOOKING STATEMENTS Certain statements included in this presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Origin’s business strategy, estimated total addressable market, commercial and operating plans, product development plans and projected financial performance. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the respective management of Origin and Artius and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Origin and Artius. These forward-looking statements are subject to a number of risks and uncertainties, including that Origin may be unable to successfully commercialize its products; the effects of competition on Origin’s business; the uncertainty of the projected financial information with respect to Origin; disruptions and other impacts to Origin’s business as a result of the COVID-19 pandemic and other global health or economic crises; changes in customer demand; the parties may be unable to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Artius or Origin is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; the amount of redemption requests made by Artius’ stockholders, and those factors discussed in Artius’ final prospectus filed with the SEC on July 15, 2020 under the heading “Risk Factors,” and other documents Artius has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Artius nor Origin presently know, or that Artius or Origin currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Artius’ and Origin’s expectations, plans, or forecasts of future events and views as of the date of this presentation. Artius and Origin anticipate that subsequent events and developments will cause Artius’ and Origin’s assessments to change. However, while Artius and Origin may elect to update these forward-looking statements at some point in the future, Artius and Origin specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Artius’ and Origin’s assessments of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT This presentation relates to a proposed transaction between Origin and Artius. This presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Proposed Business Combination, Artius intends to file relevant materials with the SEC, including a combined registration statement and proxy statement. Promptly after the registration statement is declared effective by the SEC, Artius will mail a definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the Proposed Business Combination. Investors and securities holders of Artius are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Artius will file with the SEC when they become available because they will contain important information about Artius, Origin and the transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the Proposed Business Combination (when they become available), and any other documents filed by Artius with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by Artius with the SEC also may be obtained free of charge at Artius’ website at www.artiuscapital.com/acquisition or upon written request to 3 Columbus Circle, Suite 2215, New York, NY 10019. PARTICIPANTS IN SOLICITATION Artius, Origin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Artius’ shareholders in connection with the proposed transaction. Information about Artius’ directors and executive officers and their ownership of Artius’ securities is set forth in Artius’ final prospectus filed with the SEC on July 15, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. NON-SOLICITATION This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Artius, the combined company or Origin, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. USE OF PROJECTIONS This presentation contains Origin’s projected financial information. Such projected financial information is forward-looking and is for illustrative purposes only. It should not be relied upon as being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to many significant business, economic, competitive and other risks and uncertainties. Refer to “Forward-Looking Statements” above. Actual results may differ materially from the results presented in such projected financial information, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed or furnished by Artius with the SEC. In addition to financial measures included in this presentation that are calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), this presentation contains non-GAAP financial measures, such as EBITDA and EBITDA margins. Artius and Origin believe these non- GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Origin’s financial condition and results of operations. Origin’s management uses these non-GAAP financial measures in conjunction with traditional GAAP financial and operating performance measures as part of its overall assessment of its performance, for budgeting and planning purposes, to evaluate the effectiveness of its business strategies and to communicate with investors. Origin does not place undue reliance on these non-GAAP financial measures, and they should not be considered as substitutes for other measures of financial condition and results of operations reported in accordance with GAAP. A reconciliation of EBITDA to net income (loss) is not included in this presentation because the items that impact net income (loss) are outside of Origin’s control and cannot be reasonably predicted. Accordingly, reconciliation of adjusted EBITDA to net income (loss) is not available without unreasonable effort. You should review Origin’s audited financial statements prepared in accordance with GAAP, which will be included in a combined registration statement and proxy statement to be filed with the SEC. TRADEMARKS This presentation contains trademarks, service marks, trade names and copyrights of Artius, Origin and other companies which are the property of their respective owners. 2

Risk Factors Summary Investing in this transaction involves a high degree of risk. Below is a summary of certain factors that make an investment in this transaction speculative or risky. This summary is not comprehensive. Additional discussion of the risks and uncertainties summarized in this risk factor summary, and other risks and uncertainties relevant to this transaction, will be included under the heading “Risk Factors” contained in the proxy statement/prospectus related to this transaction. Origin is an early stage company with a history of losses and its future profitability is uncertain. Origin’s financial projections rely in part on assumptions about customer demand based on ongoing negotiations and indications of interest from potential customers. Origin’s inability to secure such customers could have an adverse impact on its financial condition and results of operations, and cause such projections to materially differ. Origin’s financial projections are also subject to other significant risks, assumptions, estimates and uncertainties, and may differ materially from actual results. Origin may be unable to manage rapid growth effectively. The loss of one or more of Origin’s significant customers, a significant reduction in their orders, their inability to perform under their contracts, or a significant deterioration in their financial condition could have a material adverse effect on Origin’s business, results of operations and financial condition. Demand for Origin’s products is uncertain, and any change in such demand could materially impact Origin’s business, results of operations and financial condition. The market for Origin’s products is new and subject to significant risks and uncertainties. Construction of Origin’s plants may not be completed in the expected timeframe or in a cost-effective manner. Any delays in the construction of Origin’s plants could severely impact Origin’s business, financial condition, results of operations and prospects. Origin has not produced its products in large commercial quantities. The technology for Origin’s current products is new and the performance of these products may be uncertain. Origin’s industry is highly competitive, and Origin may lose market share to producers of products that can be substituted for its products, which may have an adverse effect on its results of operations and financial condition. Increases in the costs of Origin’s raw materials may occur, which may have an adverse effect on Origin’s business if those costs cannot be passed through to Origin’s customers. Maintenance, expansion and refurbishment of Origin’s facilities, the construction of new facilities and the development and implementation of new manufacturing processes involve significant risks, which may have an adverse effect on Origin’s results of operations and financial condition. Compliance with extensive environmental, health and safety laws could require material expenditures, changes in Origin’s operations or site remediation. Origin’s business relies on intellectual property and other proprietary information, and Origin’s failure to protect its rights could harm its competitive advantages with respect to the manufacturing of some of its products, which may have an adverse effect on Origin’s results of operations and financial condition. Origin may require significant capital investment into the research & development of intellectual property and other proprietary information to improve and scale its technological processes, and failure to secure such investment could severely impact Origin’s business. Origin relies in part on trade secrets to protect its technology, and any failure to obtain or maintain trade secret protection could limit Origin’s ability to compete. Origin is dependent on management and key personnel, and Origin’s business would suffer if it fails to retain its key personnel and attract additional highly skilled employees. If the benefits of the business combination between Origin and Artius do not meet the expectations of investors or securities analysts, the market price of the combined entity’s securities may decline. The combined entity will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations. The unaudited pro forma financial information included herein may not be indicative of what Origin’s actual financial position or results of operations will be. 3Risk Factors Summary Investing in this transaction involves a high degree of risk. Below is a summary of certain factors that make an investment in this transaction speculative or risky. This summary is not comprehensive. Additional discussion of the risks and uncertainties summarized in this risk factor summary, and other risks and uncertainties relevant to this transaction, will be included under the heading “Risk Factors” contained in the proxy statement/prospectus related to this transaction. Origin is an early stage company with a history of losses and its future profitability is uncertain. Origin’s financial projections rely in part on assumptions about customer demand based on ongoing negotiations and indications of interest from potential customers. Origin’s inability to secure such customers could have an adverse impact on its financial condition and results of operations, and cause such projections to materially differ. Origin’s financial projections are also subject to other significant risks, assumptions, estimates and uncertainties, and may differ materially from actual results. Origin may be unable to manage rapid growth effectively. The loss of one or more of Origin’s significant customers, a significant reduction in their orders, their inability to perform under their contracts, or a significant deterioration in their financial condition could have a material adverse effect on Origin’s business, results of operations and financial condition. Demand for Origin’s products is uncertain, and any change in such demand could materially impact Origin’s business, results of operations and financial condition. The market for Origin’s products is new and subject to significant risks and uncertainties. Construction of Origin’s plants may not be completed in the expected timeframe or in a cost-effective manner. Any delays in the construction of Origin’s plants could severely impact Origin’s business, financial condition, results of operations and prospects. Origin has not produced its products in large commercial quantities. The technology for Origin’s current products is new and the performance of these products may be uncertain. Origin’s industry is highly competitive, and Origin may lose market share to producers of products that can be substituted for its products, which may have an adverse effect on its results of operations and financial condition. Increases in the costs of Origin’s raw materials may occur, which may have an adverse effect on Origin’s business if those costs cannot be passed through to Origin’s customers. Maintenance, expansion and refurbishment of Origin’s facilities, the construction of new facilities and the development and implementation of new manufacturing processes involve significant risks, which may have an adverse effect on Origin’s results of operations and financial condition. Compliance with extensive environmental, health and safety laws could require material expenditures, changes in Origin’s operations or site remediation. Origin’s business relies on intellectual property and other proprietary information, and Origin’s failure to protect its rights could harm its competitive advantages with respect to the manufacturing of some of its products, which may have an adverse effect on Origin’s results of operations and financial condition. Origin may require significant capital investment into the research & development of intellectual property and other proprietary information to improve and scale its technological processes, and failure to secure such investment could severely impact Origin’s business. Origin relies in part on trade secrets to protect its technology, and any failure to obtain or maintain trade secret protection could limit Origin’s ability to compete. Origin is dependent on management and key personnel, and Origin’s business would suffer if it fails to retain its key personnel and attract additional highly skilled employees. If the benefits of the business combination between Origin and Artius do not meet the expectations of investors or securities analysts, the market price of the combined entity’s securities may decline. The combined entity will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations. The unaudited pro forma financial information included herein may not be indicative of what Origin’s actual financial position or results of operations will be. 3

Transaction Overview

Overview	• Founded in 2008, Origin is the world's leading carbon negative materials company with a mission to enable the world's transition to sustainable materials • Artius is a publicly listed special purpose acquisition company with $725Mn cash in trust • Closing is subject to Artius having a minimum cash amount of $525Mn across PIPE and cash remaining in trust account after giving effect to any redemptions
Valuation	• $1,843Mn pro forma equity value of combined company[1] • $999Mn Enterprise Value, implies 1.2x 2026E Revenue and 3.4x 2026E EBITDA[1] • Earnout of 29.5Mn shares vesting equally based on share price thresholds of $15, $20 and $25 per share within 3, 4 and 5 years, respectively[2]
Capital Structure	• Origin Materials shareholders rolling 100% of their equity • Transaction, inclusive of $200Mn PIPE financing, expected to result in $863Mn of cash[3] to balance sheet, anticipated to fully fund company's operations and capital expenditures until EBITDA positive
Ownership	• 42.4% existing shareholders; 46.7% SPAC shares; 10.9% PIPE investors[4]

Artius has identified Origin Materials as a compelling investment opportunity and believes its disruptive platform technology is uniquely positioned to decarbonize the materials industry supply chain

1. At a price of $10.00 per Artius share and assumes no redemption of public shares. Refer to slide 36 for additional detail.
2. Consists of 25.0Mn shares to Origin Shareholders and 4.5Mn shares to Artius upon release from forfeiture provisions upon achievement of earnout thresholds.
3. Refer to slides 35 and 43 for additional detail. Assumes no redemption of public shares.
4. Assumes no redemption of public shares, that none of the 29.5Mn earnout shares are issued and a PIPE of $200Mn.

ORIGIN 4

Visionary leadership team with long history of creating shareholder value

ORIGIN



John Bissell
Founder & Co-CEO

- Founded Origin Materials in 2008
- Featured on Forbes 30 under 30
- B.S. Chemical Engineering, UC Davis

UC DAVIS



Rich Riley
Co-CEO

- Former CEO Shazam and senior executive at Yahoo!
- 20+ years managing rapid-growth organizations
- Featured on Forbes 40 under 40 and Billboard's Power 100
- Investor in Origin since 2010
- B.S. Economics, Wharton School, UPenn

yahoo! SHAZAM Wharton



Nate Whaley
CFO

- 20 years C-Suite experience scaling complex high growth business across industries
- B.S. Civil & Environmental Engineering; MBA, UC Davis

UC DAVIS

ARTIUS



Charles Drucker
Executive Chairman

- Formerly Chairman & CEO of Vantiv/WorldPay; global executive with extensive Fortune 500 network
- Over 30 years as highly successful technology/fin-tech operator; created over $40bn of value for Vantiv/WorldPay over a 10-year period as CEO

FIS vantiv worldpay First Data WELLS FARGO



Boon Sim
CEO & CFO

- Managing Partner of Artius Capital Partners
- 30+ years of investment/financial services experience; formerly President, Head of Americas and International Groups of Temasek and Head of Global M&A of Credit Suisse/First Boston
- Board member of Canadian Pension Plan Investment Board ("CPPIB")

TEMASEK CREDIT SUISSE worldpay CPP INVESTMENT BOARD vantiv

ORIGIN 5

Artius Acquisition Inc. Overview

Overview

- Artius Acquisition Inc. ("Artius") was founded in July 2020 by Charles Drucker and Boon Sim to invest in disruptive platform technologies with large TAM and strong secular tailwinds, led by exceptional management teams
- Artius uses a methodical and proprietary framework and its broad network to originate and evaluate target companies; numerous companies to date have been evaluated or diligenced

Due Diligence on Origin

- Conducted private equity-style due diligence over the past 3 months
- Assisted by domain experts from a global consulting firm, a specialist consulting firm with relevant industry expertise, leading law firms, KPMG, Franklin Associates, Quantis and Wolf Greenfield
- Made numerous diligence calls to current and potential customers and industry participants including CEOs and key decision makers to independently evaluate technology and business model

Value-Add

- Seasoned executives with expertise in investing, operating and transforming disruptive companies and helping them scale to become global market leaders and world-class public companies
- Track record of creating significant shareholder value organically and inorganically by using levers of operational excellence, investing in R&D / technology and opportunistic plays
- Deep and extensive Fortune 500 C-suite and boardroom relationships; provides access at the highest level to generate immediate traction for any business opportunity and attract the best talent for the company
- Strong and broad network of direct investor relationships with long-term pension and sovereign funds, large institutional money managers, foundations and family offices to aid in the creation of a stable and long-term shareholder base

ORIGIN 6

Investment Highlights

1 **Addressing Enormous and Growing Materials Economy**

Core products are carbon negative drop-in replacements serving a ~$1Trn+ market – with diverse applications expected to deliver growth for years to come

2 **Industry Disrupting Technology Supported by Deep Competitive Advantage**

Conversion of biomass feedstocks into drop-in chemicals, competing directly on cost with fossil-based materials while having significant advantage over alternative technologies

3 **Global Fortune 500 Customers and Investors**

~$1Bn[1] of signed customer contracts and ~$400Mn of customer contracts under negotiation

4 **Funded to Effectively Scale and Commence Commercial Production**

Executing on growth plan with first plant expected to be completed in 2022 and contracted portion of first two commercial plants expected to be 100% sold out in 2022. Full-scale commercial plant expected to be online by 2025

5 **Experienced Leadership Team with Proven Track Record**

Brings a team of industry veterans and technology leaders with ~250 years of cumulative experience – ready to deliver on its vision and operational priorities

1. Comprised of $779Mn in offtake agreements, including $264Mn in customer option, and $243Mn in capacity reservation. Figures assume maximum offtake amounts and exercise of full customer options. Refer to slide 23 for additional detail.

ORIGIN 7

1. Introduction to Origin1. Introduction to Origin

Origin Materials – At a Glance

The world's leading carbon negative materials company



Cl
O
O
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Disruptive Materials Technology Company



Cl
O
H
C

Origin produces low and negative carbon materials

Decarbonizing Platform Technology

CO_2

Enables customers' net-zero commitments

Enormous TAM

~$1+ Trillion

$390Bn near-term focus in polyesters; $750Bn across broad range of materials

Cost advantaged

Timber feedstocks are competitive with oil and ~10x cheaper than bio alternatives

Global Fortune 500 Customers & Investors

11% Owned

by customers who are also investors[1]

PEPSICO DANONE Nestlé

Massive Customer Demand[2]

$1.4Bn and growing

from a diverse mix of industries

Protected & Validated Technology

19 Patent Families

Core technology protected in key countries; validated by customers and 3rd party experts

Funded to Commercial Scale[3]

$863Mn

Origin expected to be fully financed until EBITDA positive

1. Represents combined ownership by PepsiCo, Danone and Nestle prior to this transaction.
2. Includes $264Mn specified as customer options and $359Mn in negotiations with potential customers. Figures assume maximum offtake amounts and exercise of full customer options. Refer to slide 23 for additional detail.
3. Refer to slides 35 and 43 for additional detail. Assumes no Artius share redemption.

Source: Origin Materials.

ORIGIN 9

The world is drowning in carbon – it needs rapid solutions 1 Pathways of global carbon dioxide emissions Select national net-zero commitments NOT EXHAUSTIVE Gt CO per year 2 Japan France UK South Korea Sweden China 2045 2060 2050 Select investment community reactions “We are asking companies to disclose a plan for how their business model will be compatible with a net zero economy” – Larry Fink, BlackRock CEO, January 2021 “Vanguard expects companies to disclose to the market how their board oversees climate-related strategy and risk management” – Vanguard, June 2020 Managers Of $40 Trillion Make Plans To Decarbonize The World – Forbes, September 2020 1. 2005-2018 emissions from Global Carbon Budget 2019. Emissions from biotic feedbacks not included (e.g.: permafrost thawing, wildfires). 2. Average of the IEA WEO 2019 Current Policies Scenario and IPCC RCP8.5 pathway. 3. Reference case used is McKinsey’s Global Energy Perspective - Reference Case 2019. NB: Projected warming estimated by 2100. 10 10 10 Source: McKinsey Quarterly 2020 Number 2 – Climate: Shared risk. Shared response, United Nations.The world is drowning in carbon – it needs rapid solutions 1 Pathways of global carbon dioxide emissions Select national net-zero commitments NOT EXHAUSTIVE Gt CO per year 2 Japan France UK South Korea Sweden China 2045 2060 2050 Select investment community reactions “We are asking companies to disclose a plan for how their business model will be compatible with a net zero economy” – Larry Fink, BlackRock CEO, January 2021 “Vanguard expects companies to disclose to the market how their board oversees climate-related strategy and risk management” – Vanguard, June 2020 Managers Of $40 Trillion Make Plans To Decarbonize The World – Forbes, September 2020 1. 2005-2018 emissions from Global Carbon Budget 2019. Emissions from biotic feedbacks not included (e.g.: permafrost thawing, wildfires). 2. Average of the IEA WEO 2019 Current Policies Scenario and IPCC RCP8.5 pathway. 3. Reference case used is McKinsey’s Global Energy Perspective - Reference Case 2019. NB: Projected warming estimated by 2100. 10 10 10 Source: McKinsey Quarterly 2020 Number 2 – Climate: Shared risk. Shared response, United Nations.

Leading institutions are committing to a net zero future

The global industrial complex is committed to decarbonization

2030

- **Patagonia** – Carbon neutral by 2025
- **Proctor & Gamble** – Net zero between 2020 – 2030
- **Siemens** – Net zero by 2030
- **LG** – Carbon neutral by 2030
- **IKEA** – Carbon negative by 2030
- **Microsoft** – Carbon negative by 2030
- **Unilever** – Carbon neutral before 2030

2030-2040

- **AT&T** – Net zero by 2035
- **Walmart** – Net zero by 2040
- **PepsiCo** – Net zero by 2040
- **Amazon** – Net zero by 2040
- **Mercedes Benz** – Net zero by 2040
- **Best Buy** – Net zero by 2040
- **General Motors** – Carbon neutral by 2040

2040 - 2050

- **Michelin** – Net zero by 2050
- **BP** – Net zero by 2050
- **Danone** – Net zero by 2050
- **Ford** – Net zero by 2050
- **Nestlé** – Net zero by 2050
- **Nike** – Net zero by 2050
- **Shell** – Net zero by 2050

Note: Page not intended to represent that these are all Origin customers.
Source: Press search and company websites.

ORIGIN 11

Nearly half of all global emissions come from making products

Total global emissions, 2016


Chemicals[1]
Other Industry[2]
Iron and Steel
Waste
Cement
Agriculture, Forestry, and Other Land Use
Energy for Buildings
Unallocated fuel combustion, fugitive emissions and other[3]
Energy for Other Transportation[4]
Energy for Road Transportation
49.4
Gt CO_2 eq.

Origin's mission is to enable the world's transition to sustainable materials

Fossil-based

10.6Mn

Daily barrels of oil consumed by the chemicals market

Sustainable-based

<1%

Of annually available 900Mn tons of forest residue and wood waste

Emitting

2.78kg

Carbon emissions per kg of fossil-based PET produced

Avoiding

>100%

Carbon reduction for Origin's PET vs. fossil-based PET

The Origin platform can replace oil as the foundational feedstock for the materials economy

1. Includes energy-related emissions from the manufacturing of chemicals as well as direct industrial process. 2. Includes energy-related emissions in mining and quarrying, construction, textiles, machinery, food and tobacco, paper & pulp and other industries. 3. Includes energy-related emissions from the use of machinery in agriculture and fishing. 4. Includes energy-related emissions in aviation, shipping, rail and pipeline transportation.

Source: Origin Materials estimates, Climate Watch, the World Resources Institute (2020), ourworldindata.org.

ORIGIN 12

Ubiquitous plastics are a prime target to begin reducing carbon emissions

Plastics enable modern life…

Million tons



546
~2x
269
~5x
60
1980
2010
2040

… but we need better, scalable solutions

Drop-in ready – change only happens at scale
Transforming the materials economy won't happen in niche markets. Plastics permeate every sector and Origin's products are supply-chain ready alternatives for fossil-based feedstocks

Negative-to-low carbon
Sustainably harvested, renewable feedstocks (e.g., forest waste / residues) can convert naturally captured carbon into useable end products

Sustainable, end of life solutions (recycle first)
Responsible plastics use goes from 'cradle to grave'. Enabling the circular economy through high rates of recycling is a must for any solution

Source: International Energy Agency and Origin internal estimates.

ORIGIN 13

The Origin platform: 'Once in a planet' shift from fossil to decarbonized materials

Abundant, low-cost, bio-feedstocks


wood chips
cotton trash
bagasse
pulp waste
cardboard
rice hulls
whole cane

Origin Core Technology

ORIGIN

- Carbon Negative
- Flexible
- Lowest Cost, Beats Petroleum

"CMF"
5-Chloro-methyl-furfural



"HTC"
Hydrothermal Carbon

C

Countless products can be manufactured using Origin's carbon negative materials...

NOT EXHAUSTIVE

- Textiles and fabrics
- Next-gen packaging
- Paints, coatings, and epoxies
- Filler for tires and more
- Solid fuels
- Agriculture & soil products



Source: Origin Materials.

ORIGIN 14

Origin's CMF is a carbon negative solution with a pathway to degradability

Today — Near-term (2022-25+) — Mid-term: PET/F Blend (2025-27+) — Long-term (2027+) — Future

PET

PET Production Life Cycle Analysis, kg-CO_2 / kg-PET[1]



2.78
-101%
-0.02
Fossil PET
Origin PET[2]

PEF

- High-Performance ✓
- Strong Gas Barrier Properties ✓
- High Heat Resistance ✓
- 100% Recyclable[3] ✓
- Degradable[4] ✓

1. Process step carbon impacts are derived from Deloitte ISO compliant LCA report. Deviations from supply chain described in LCA report may affect carbon impacts. 2. Southern Pine based bio-PET.
3. PEF can be recycled by the same mechanical methods used for PET. Currently there are no independent PEF recycling stream or U.S. guidelines for blending PEF and PET streams.
4. Further study is necessary to determine if PEF degradation times meet ISO standards.

Source: Origin Materials.

ORIGIN

15

Origin's HTC is a diverse, high-potential carbon negative platform material

Today — Near-term (2022-25+) — Mid-term (2025-27+) — Long-term (2027+) — Future

Near-term (2022-25+): Fuel pellets/Activated Carbon (~$20Bn)

A drop-in ready, energy dense, fuel alternative

Net 0	Carbon footprint
>7%	Annual growth rate of fuel pellet market

A carbon negative solution for food and water treatment

~500 - 3,000	m²/g – Ultra high surface area
>8%	Annual growth rate of activated carbon market

Mid-term (2025-27+): Carbon Black (~$20Bn)

A carbon negative carbon black replacement for tires, foams, and dyes

No Detectable Carcinogens[1]

Carbon Black Production Life Cycle Analysis, kg-CO_2 / kg-Carbon Black



3.3
-150%
-1.67
Fossil Carbon Black
Origin HTC2

Long-term (2027+): Agriculture (~$40Bn)

A next-generation agriculture additive to improve farming efficiency

Key Properties

- Porous, High Surface Area
- Available Water Capacity
- High Cation Exchange

Applications

- Biochar, slow-release fertilizer, microbials / biologics, soil amendment

1. Origin carbon black does not contain any PAH, or polyaromatic hydrocarbons, which are carcinogens found in fossil carbon black.
2. Derived from Deloitte ISO compliant LCA report. Deviations from supply chain described in LCA report may affect carbon impacts.

Source: Origin Materials, PBL Netherlands Environmental Assessment Agency.

ORIGIN 16

Origin's platform technology decarbonization impact

By 2030, Origin's operating plants are expected to annually avoid ~8.3MMT[1] CO_2 equivalent to approximately…

~960,000

homes' electricity use for 1 year

~1,800,000

passenger vehicles driven for 1 year

~19,000,000

barrels of oil consumed

1. Million Metric Tons.

Source: Origin Materials calculations based on 6 commercial scale plants and plant life cycle impact estimates. U.S. Environmental Protection Agency greenhouse gas equivalencies calculation: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator

ORIGIN 17

Estimated total addressable market for Origin products is more than $1Trn

Origin addresses a growing market with broad applications

HTC market | CMF market

Cumulative TAM = >$1Trn



$390Bn
$750B

Markets	Market Size $
PET Fiber	~$175Bn
Apparel	
Carpet	
PET Resin	~$145Bn
Food and beverage packaging	
Carbon	~$70Bn
Tires	
Activated Carbon	
Foams	
Fuel pellets	

Near term focus pre-2030

>$390Bn market



Juice

Near-term focus TAM is expected to grow by ~$15Bn annually

Source: Origin Materials management estimates based on 2030 addressable market.

ORIGIN 18

Estimated total addressable market for Origin products is more than $1Trn

Origin addresses a growing market with broad applications

HTC market | CMF market

Cumulative TAM = >$1Trn



$390Bn
$750B

Select Markets	Market Size $
Paints & Coatings Colorants	~$30Bn
Soil Additives Soil Nutrients	~$40Bn
PEF Apparel, PET Applications Packaging	~$225Bn
Epoxies Adhesives Coatings	~$15Bn
Plasticizers PVC Piping	~$18Bn

Long term focus post-2030

>$750Bn market



Source: Origin Materials management estimates based on 2030 addressable market.

ORIGIN 19

Origin's use of timber and forest residues as feedstock is a potential game changer

8x-14x cheaper than competing renewable feedstocks

Feedstock price



~$700/ton
~$400/ton
~$50/ton
~14x
~8x
Sugar[1]
Corn syrup
Pine pulpwood

Decoupled from supply volatility of the oil markets

Indexed price (1 = Q1 2016 value)



2.5
2.0
1.5
1.0
0.5
0
WTI
Pine pulpwood
2016
2017
2018
2019
2020

Leverages waste, cleans forests, and lets food be food



Utilize waste



Improve forest management



Let food be food

1. Representative chemically relevant sugars such as glucose and high fructose corn syrup.
Source: North Carolina State University; Economic Research Service, USDA; Macrotrends; and Origin Materials estimates.

ORIGIN 20

Origin has meaningful advantages over bioplastics companies

✓ Origin advantaged category vs. non-fossil competitors

		Origin	Company A PHA	Company B PEF / FDCA	Company C PLA	Fossil
TAM $ Bn	✓	$1,000	$0.1 - $0.5	$250	$1.5 - $5.0	$1,960
Carbon footprint[1], indexed to fossil	✓	<0	~0.7	0.3	0.3	1.0
Feedstock cost, $/lb	✓	$0.03 Timber	$0.36 Vegetable Oil	$0.36 Fructose	$0.15 Glucose	$0.18 Oil
Process reliability	✓	Chemical	Fermentation	Chemical	Fermentation	Chemical
Market maturity	✓	Established	*Nascent*	*Nascent*	*Nascent*	Established
Recyclability	✓	Strong existing infrastructure[2]	*No existing infrastructure*	*Limited Infrastructure*	*Extremely limited infrastructure*	Strong existing infrastructure
Degradability	(✓)	Non-degradable PET; Industrial composting PEF[3]	Natural composting	Industrial composting[3]	Industrial composting	Non-degradable


Origin...
Larger TAM
Less expensive
More sustainable
Lower risk

1. For end product; carbon footprint based on publicly available feedstock footprint for analogous biofuels process (CORSIA, REDII).
2. Refers only to PET.
3. Further study needed to determine if industrial composting reproduces results observed in degradation studies.
Source: Company websites, filings and press releases; Market and technical research reports; Origin Materials management team.

ORIGIN 21

Origin is supported by Global Fortune 500 companies We believe total estimated plastics demand from these three customers represents… 4.75Mn Tons ~20 Commercial facilities required to meet PET 1 demand 2017 22 22 1. Illustrative opportunity from fulfilling estimated PET portion of PepsiCo, Danone, and Nestlé Waters combined annual consumption of 4.75 million tons of plastics / year. Source: Company websites; Origin Materials management estimates.Origin is supported by Global Fortune 500 companies We believe total estimated plastics demand from these three customers represents… 4.75Mn Tons ~20 Commercial facilities required to meet PET 1 demand 2017 22 22 1. Illustrative opportunity from fulfilling estimated PET portion of PepsiCo, Danone, and Nestlé Waters combined annual consumption of 4.75 million tons of plastics / year. Source: Company websites; Origin Materials management estimates.

Origin has generated ~$1.4Bn in customer demand

~$1Bn in either offtake agreements or capacity reservations[1]

Customer demand, $Mn cumulative


Contracted
$779Mn
$243Mn
$359Mn
~$1.4Bn
Offtake Agreement1
Capacity Reservation
In Negotiations
Total

Select Origin Customers

1. Includes $264Mn specified as customer option. Figures assume maximum offtake amounts and exercise of full customer option.
Source: Origin Materials.

ORIGIN 23

Origin is building on a strong foundation toward rapid growth…

2008-2009 — Established
Origin founded by John Bissell and Ryan Smith

Proof of concept

2014 — Pilot
Demonstrated technology at pilot scale

1st bioplastics bottle created

2017 — Partnerships
Initial investor commitments

2019 — Construction
Detailed Origin 1 engineering and module fabrication start

2022 — Production
Origin 1 expected to operate by year end 2022

Expect contracted portion of Origin 2 and Origin 3 to be 100% sold out

2025 — Commercial
Launch Origin 2, commercial scale CMF plant

Expect contracted portion of Origin 4 to be 100% sold out

2027 — Expansion
Origin 3 launch

2028-2029 — Growth
Origin 4 & 5 launched

Partnerships / Licenses announced

…with detailed expansion plans to 2030 and beyond

Source: Origin Materials.

ORIGIN 24

Origin 1 (Sarnia, Ontario, Canada) Ÿ Construction site in Sarnia, Ontario (Canada) Ÿ Origin 1 construction is advanced and is expected to be operating by year end 2022 Ÿ 17 large, complex equipment modules were fabricated by Koch Modular Process Systems (along with other equipment) and are now sitting onsite awaiting installation Ÿ Construction progress includes installing most building foundations, foundations for main process areas, underground services, as well as trailers, fencing, and communications for the site 25Origin 1 (Sarnia, Ontario, Canada) Ÿ Construction site in Sarnia, Ontario (Canada) Ÿ Origin 1 construction is advanced and is expected to be operating by year end 2022 Ÿ 17 large, complex equipment modules were fabricated by Koch Modular Process Systems (along with other equipment) and are now sitting onsite awaiting installation Ÿ Construction progress includes installing most building foundations, foundations for main process areas, underground services, as well as trailers, fencing, and communications for the site 25

Origin 1 (Sarnia, Ontario, Canada) Tanks in construction yard Core process modules awaiting installation 26Origin 1 (Sarnia, Ontario, Canada) Tanks in construction yard Core process modules awaiting installation 26

3D diagram of the Origin 1 Plant Site in Sarnia, Ontario 273D diagram of the Origin 1 Plant Site in Sarnia, Ontario 27

Origin is delivering transformational chemistry through mature, industry-standard equipment, materials, and technical processes


Origin IP, chemistry, and production processes
Material recycling and reuse
Wood yard transport
Liquid phase reactors
Decantation
Distillation
Filtration

Used in existing industry

~100% of pulp facilities

Majority of oil and chemical company processes

Ubiquitous in oil and chemical company processes

19 Patent families protect unique CMF and HTC production processes

Zero untested mechanical processes required for operations / scale-up[1]

1. Unit operations have been used extensively in industry.
Source: Origin Materials.

ORIGIN 28

Origin is pursuing a capital efficient strategy to optimize CAPEX

Origin is keenly aware that **capital efficiency** will be the major driver of its **long term profitability**.

For this reason, Origin is pursuing a pulp mill **"brownfield" CAPEX strategy** to **save ~$100Mn** on its total commercial plant CAPEX



Wood chip waste streams



Pulp mill scale

Origin's strategy:

#1 Identify & purchase mill	Work with partners to identify suitable aging / defunct pulp mill	**>40**	*Potential brownfield sites (e.g., closed pulp mills) in the US & Canada built in the last 50 years*
#2 Convert equipment	Leverage key components needed for its wood handling process (e.g., utilities, boiler, wood yard)	**>$100Mn**	*Total useable value of converted equipment, even after considering expected upgrade costs*
#3 Integrate & operate	Integrate refurbished components into the rest of its necessary equipment / plant infrastructure	**Up to 15%**	*Net savings on total plant CAPEX, or ~$100Mn co-location benefit*

Pulp mill "brownfield" strategy offers additional benefits, including the existing forest supply chain ecosystem and local gov't incentives

Source: Origin Materials.

ORIGIN 29

Origin brings an unrivaled set of industry veterans, leaders, and visionaries



John Bissell
Co-Founder & Co-CEO

- Founded Origin Materials in 2008
- Featured on Forbes 30 under 30



Rich Riley
Co-CEO

- Former CEO Shazam and senior executive at Yahoo!
- 20+ years managing rapid-growth organizations



Nate Whaley
CFO

- 20 years C-Suite experience scaling complex high growth business across industries



Stephen Galowitz
CCO

- Co-founder / Chief Development Officer of Renewables company
- 15 years experience in Renewables space



Ryan Smith
Co-Founder & CTO

- Founded Origin Materials in 2008
- Process Engineer at NEC Electronics



Mako Masuno, PhD
VP of R&D

- Pathway Development & Optimization Expert
- Organic Chemistry Professor



Roman Wolff
VP of Engineering

- Engineering leader at TETRA Technologies
- 30 years of experience in engineering on more than 20 projects



Josh Lee
General Counsel

- Attorney at Irell & Manella, LLP
- Sr. Analyst at Strumwasser & Woocher, LLP

ORIGIN 30

2. Financial Overview2. Financial Overview

Origin expects to deliver a superior financial profile for years to come



Completed Plants
1
1
2
2
3
4
5
7
Revenue ($Mn)
$0
$0
$60
$122
$475
$830
$1,499
$2,138
$2,759
$4,019
+140% p.a.
+48% p.a.
2021E
22E
23E
24E
25E
26E
27E
28E
29E
2030E
EBITDA ($Mn)
($25)
($36)
($50)
($53)
$139
$296
$600
$1,041
$1,473
$2,360
+113% p.a.
+68% p.a.
EBITDA Margin %
29%
36%
40%
49%
53%
59%
2021E
22E
23E
24E
25E
26E
27E
28E
29E
2030E

- Revenue and materials volume forecast / growth based on satisfying existing customer off-take contracts and expected future demand
- Pricing assumptions are based on negotiated contract pricing with existing customers
- Feedstock cost assumptions reflect historically low volatility of pine pulpwood prices
- Cost assumptions also include additional required overhead during scaling
- EBITDA margins and associated growth improve throughout the forecast period as a result of increasing economies of scale from additional plants coming online
- Includes R&D expenditures to maintain Origin as the global leader in low or negative carbon material technologies

Source: Origin Materials management estimates.

32

Anticipated fully funded growth plan to profitability



Completed Plants
1
1
2
2
3
4
5
7
Origin 8+ (outside of forecast horizon)
Origin 4+
Origin 3
Origin 2
Origin 1
Maintenance CAPEX
Capital Expenditures ($Mn)
Total Origin 1 & 2 CAPEX: $1,142Mn[1]
$111
$126
$300
$557
$587
$957
$870
$1,131
$1,583
$1,651
2021E
22E
23E
24E
25E
26E
27E
28E
29E
2030E

- Current transaction is expected to be sufficient to fully finance the construction of Origin 1 and Origin 2 and achieve EBITDA profitability
- CapEx based on estimates from world-leading EPC companies that Origin will partner with to deliver holistic capital project solutions
- Capacity scaling based on current customer contract commitments / orders and anticipation of demand from global industrial complex rushing to secure "drop in" decarbonized materials to meet their carbon commitments

1. Cash in trust and funds from PIPE transaction represent 81% of Origin 1 and 2 CAPEX. Assumes no shareholder redemptions.
Source: Origin Materials management estimates.

ORIGIN 33

Origin could see significant additional revenue potential


Completed Plants (2 trains/plant)
1
1
2
2
3
4
5
7
Revenue ($Mn)
Additional Revenue Potential
Base Case Revenue
+202% p.a.
+53% p.a.
$0
$0
$60
$122
$887
$1,655
$3,259
$4,678
$6,126
$9,090
2021E
22E
23E
24E
25E
26E
27E
28E
29E
2030E
EBITDA ($Mn)
Additional EBITDA Potential
Base Case EBITDA
+105% p.a.
+67% p.a.
($25)
($36)
($50)
($53)
$372
$764
$1,656
$2,683
$3,752
$5,966
EBITDA Margin %
42%
46%
51%
57%
61%
66%
2021E
22E
23E
24E
25E
26E
27E
28E
29E
2030E

- Assumes Origin is able to secure moderately higher prices in new customer contracts as a result of strong demand and carbon negative materials scarcity
- Concurrently, assumes Origin adds capacity at a faster rate than base business plan[1], adding two trains per new plant, effectively doubling capacity of each
- Feedstock prices assumed unchanged as primary feedstock supply (forest / wood processing residues) is ample and well above Origin's needs

1. Subject to capital availability.
Source: Origin Materials management estimates.

ORIGIN 34

Detailed transaction overview

Key Transaction Terms

- The transaction is subject to there being a minimum cash amount of $525Mn in Artius at closing after giving effect to any shareholder redemptions
- Executed subscription agreements for committed capital in connection with PIPE for $200Mn before transaction announcement
- Earnout of 29.5Mn shares vesting equally based on share price thresholds of $15, $20 and $25 per share within 3, 4 and 5 years, respectively[1]

Pro Forma Ownership @ $10.00 Per Share[2]



ORIGIN
Shareholder Rollover
42.4%
Artius Public Shares
39.3%
Artius Founder Shares[3]
7.4%
PIPE Equity
10.9%

Pro Forma Valuation ($Mn)

Origin Materials Share Price	$10.00
Shares Outstanding (Mn)	*184.3*
Equity Value	**$1,843**
Existing Net Debt	*20*[4]
(-) Net Cash to Balance Sheet	*(863)*
Enterprise Value	$999

Illustrative Sources and Uses ($Mn)

Sources	
Shareholder Rollover	$782
Artius Cash in Trust	$725
Additional PIPE Equity	$200
Total Sources	**$1,707**
Uses	
Shareholder Rollover	$782
Cash to Balance Sheet	$863
Estimated Fees and Expenses	$62
Total Uses	**$1,707**

1. Consists of 25.0Mn shares to Origin Shareholders and 4.5Mn shares to Artius upon release from forfeiture provisions upon achievement of earnout thresholds.
2. Assumes no redemption of public shares, no earnout shares issued and a PIPE of $200Mn. Consists of 78.213Mn Shareholder Rollover Shares, 13.613Mn Artius Founder Shares, 20.000Mn PIPE Equity Shares and 72.450Mn Artius Public Shares. Pro forma ownership does not reflect any adjustment for Origin net debt at closing being more than $15.3Mn.
3. Includes the deferral of a portion of the Founder Shares subject to same conditions as Earnout consideration to be provided to Origin's existing shareholders. 4. Net debt consists of $21Mn of Debt and $1Mn of Cash.

ORIGIN 35

Illustrative valuation references

	Key Metrics	ORIGIN	Specialty Chemicals	Biochemicals / Biomaterials	Disruptive technology
			Albemarle, Croda, DSM, Novozymes	Avantium, Codexis, Corbion, Danimer Scientific, Lonza	Beyond Meat, Desktop Metal, Plug Power, Sunrun, Tesla
	Sustained growth outlook	Low High	Low High	Low High	Low High
	ESG	High	Low / Medium	Medium / High	High
	Tech component	High	Medium	Medium / High	High
	Secured revenue	High	Medium	Medium / High	Medium / High
Operational	CY'20E-22E revenue CAGR	161%[1]	7%	19%	45%[4]
Operational	CY'21E EBITDA margin	36%[2]	28%	21%	22%[4]
Valuation	EV / CY'21E sales / EV / CY'22E sales	1.2x / 0.7x	5.7x / 5.4x	13.4x / 9.8x	17.0x / 12.8x[5]
Valuation	EV / CY'21E EBITDA / EV / CY'22E EBITDA	3.4x / 1.7x	20.6x / 18.7x	30.3x / 21.6x[3]	109.7x / 65.4x[5]

Represents 2026E / 2027E multiples

Source: Origin Materials Consolidated Financials; company projections based on company filings and FactSet as of January 29, 2021.
Note: Company statistics represent mean statistics.
1. CY'24 – CY'26E
2. CY'26E.
3. Danimer EV / EBITDA multiples based on 2023E / 2024E from October 2020 Investor Presentation.
4. Plug Power and Desktop Metal CAGR based on 2023E-2025E, margins based on 2024E.
5. Plug Power and Desktop Metal multiples based on 2024E / 2025E.

ORIGIN 36

Origin has significant upside potential Implied EV based on comparable companies Approach Transaction valuation current trading valuations ($Mn) · Applies a range of 20.0x – 30.0x multiples to Origin Materials 2026E EBITDA of $296 million to arrive at an Future Enterprise Value Discounted Enterprise Value Enterprise Value implied future enterprise value · The future enterprise value is discounted 5 years back to 2021 at a 20% discount rate to arrive at an implied discounted enterprise value $8,866 Implied Discounted EV Sensitivity ~650% Midpoint Premium EBITDA Multiples 20.0x 22.5x 25.0x 27.5x 30.0x $3,563 $2,939 $3,306 $3,673 $4,040 $4,408 15.0% $5,910 ~200% Midpoint Premium 20.0% 2,375 2,672 2,969 3,266 3,563 $2,375 $999 25.0% 1,937 2,179 2,421 2,663 2,905 20.0x – 30.0x 2026E EBITDA Discounted 5 Periods at 20% Enterprise Value Metric ($Mn) of $296Mn Transaction 2026E Revenue $830 7.1x – 10.7x 2026E Revenue 2.9x – 4.3x 2026E Revenue 1.2x 2026E Revenue Multiples 2027E Revenue $1,499 3.9x – 5.9x 2027E Revenue 1.6x – 2.4x 2027E Revenue 0.7x 2027E Revenue 2027E EBITDA $600 9.9x – 14.8x 2027E EBITDA 4.0x – 5.9x 2027E EBITDA 1.7x 2027E EBITDA 37 Discount RateOrigin has significant upside potential Implied EV based on comparable companies Approach Transaction valuation current trading valuations ($Mn) · Applies a range of 20.0x – 30.0x multiples to Origin Materials 2026E EBITDA of $296 million to arrive at an Future Enterprise Value Discounted Enterprise Value Enterprise Value implied future enterprise value · The future enterprise value is discounted 5 years back to 2021 at a 20% discount rate to arrive at an implied discounted enterprise value $8,866 Implied Discounted EV Sensitivity ~650% Midpoint Premium EBITDA Multiples 20.0x 22.5x 25.0x 27.5x 30.0x $3,563 $2,939 $3,306 $3,673 $4,040 $4,408 15.0% $5,910 ~200% Midpoint Premium 20.0% 2,375 2,672 2,969 3,266 3,563 $2,375 $999 25.0% 1,937 2,179 2,421 2,663 2,905 20.0x – 30.0x 2026E EBITDA Discounted 5 Periods at 20% Enterprise Value Metric ($Mn) of $296Mn Transaction 2026E Revenue $830 7.1x – 10.7x 2026E Revenue 2.9x – 4.3x 2026E Revenue 1.2x 2026E Revenue Multiples 2027E Revenue $1,499 3.9x – 5.9x 2027E Revenue 1.6x – 2.4x 2027E Revenue 0.7x 2027E Revenue 2027E EBITDA $600 9.9x – 14.8x 2027E EBITDA 4.0x – 5.9x 2027E EBITDA 1.7x 2027E EBITDA 37 Discount Rate

Origin as a public company We will continue to build upon our customer momentum while managing operations Origin’s business combination is estimated to support planned operations until EBITDA positive… Scale the Complete Engineer and design Fund Origin 2 site Support research & organization’s construction and full commercial scale acquisition, development for capabilities begin operations of production facilities equipment, and new products (e.g., Origin 1 construction Origin Ag) Meanwhile, Origin plans to demonstrate momentum on a quarterly basis… Secure fully Execute EPC alliance Share updates on Engage with Develop new products committed Origin 2 agreement and construction stakeholders and and applications to and 3 production secure joint venture progress and major industry at large build on market volumes production milestones (e.g., conferences) opportunity 38Origin as a public company We will continue to build upon our customer momentum while managing operations Origin’s business combination is estimated to support planned operations until EBITDA positive… Scale the Complete Engineer and design Fund Origin 2 site Support research & organization’s construction and full commercial scale acquisition, development for capabilities begin operations of production facilities equipment, and new products (e.g., Origin 1 construction Origin Ag) Meanwhile, Origin plans to demonstrate momentum on a quarterly basis… Secure fully Execute EPC alliance Share updates on Engage with Develop new products committed Origin 2 agreement and construction stakeholders and and applications to and 3 production secure joint venture progress and major industry at large build on market volumes production milestones (e.g., conferences) opportunity 38

Origin Materials – At a Glance

The world's leading carbon negative materials company


Cl
O
O
H

Disruptive Materials Technology Company


C

Origin produces low and negative carbon materials

Decarbonizing Platform Technology

Enables customers' net-zero commitments

Enormous TAM

~$1+ Trillion

$390Bn near-term focus in polyesters; $750Bn across broad range of materials

Cost advantaged

Timber feedstocks are competitive with oil and ~10x cheaper than bio alternatives

Global Fortune 500 Customers & Investors

11% Owned

by customers who are also investors[1]

PEPSICO DANONE Nestlé

Massive Customer Demand[2]

$1.4Bn and growing

from a diverse mix of industries

Protected & Validated Technology

19 Patent Families

Core technology protected in key countries; validated by customers and 3rd party experts

Funded to Commercial Scale[3]

$863Mn

Origin expected to be fully financed until EBITDA positive

1. Represents combined ownership by PepsiCo, Danone and Nestle prior to this transaction.
2. Includes $264Mn specified as customer options and $359Mn in negotiations with potential customers. Figures assume maximum offtake amounts and exercise of full customer options. Refer to slide 23 for additional detail.
3. Refer to slides 35 and 43 for additional detail. Assumes no Artius share redemption.

Source: Origin Materials.

ORIGIN

39

AppendixAppendix

Origin is not feedstock limited

Primary feedstock (forest / wood processing residues)

Million tons annual availability



900
215
400
< 1%
180
105
9
Forest residues
Wood processing waste
Forest residues
Wood processing waste
Total
ORIGIN
2030 demand
North America
Other global

Additional feedstock optionality



Distillers Grains
Mixed Paper
Orchard Waste
Corn Waste
Almond Shells
Saw Dust
Switch-grass
Cane Bagasse
Wheat Straw
Timber
Acacia Wood Waste
Wheat Straw
Timber
Fruit Bunch
Cassava Waste
Acacia Wood Waste

>2X *Additional feedstock supply available above forest / wood processing residues alone*

ORIGIN 41

Source: FAOstat; USDA, BEIS 2017; ICCT 2016; Wan Nur Aifa Wan Azahar et al.; Getting to Neutral (LLNL).

Origin will look to value chain participants to complement its strengths

Origin's strengths

Feedstock (Biomass) → **Origin** (CMF / HTC) → **Monomers** (PX) → **Plastics** (PET / PEF) → **Additives** → **Product** (Bottles, Fibers) → **Customer**

"Our proprietary bread and butter"

- Proprietary technology in a league of its own

Picture: Origin 1



"Putting it all together"

- We will leverage an already-existing industrial base of monomer, polymer, additive, and packaging / extrusion technology
  - Beyond Origin 2 (monomers), we will license or sell that technology to a value chain participant

Illustrative potential value chain participants[1]:

alfa, INDORAMA, ExxonMobil Chemical, TOTAL, EASTMAN, 遠東集團 FAR EASTERN GROUP, INEOS, FLINT HILLS resources, Berry, amcor

"Clear market pull"

- Years of experience working with the end consumer to address sustainability goals

PEPSICO, NATURALL BOTTLE ALLIANCE, DANONE, Nestlé, ORIGIN

Origin is in discussions with multiple partners and is ready to scale its strategy through its next phase of growth

1. Origin Materials may or may not be in discussions with these parties.
Source: Origin Materials.

ORIGIN 42

Anticipated to be fully funded to EBITDA profitability

Cash Flow Sources & Uses from 2021E to Origin 2 Revenue in 2025E	
Gross Proceeds	$925
Less: Transaction fees and expenses	(62)
Net Proceeds[1]	**$863**
Add: Project Financing	$558
Add: Local, State, and Federal Government Incentives / Support	185
Less: Origin 1 Growth CAPEX	(70)
Less: Origin 2 Growth CAPEX	(1,072)
Less: Cash Flow from Operations '21 – '25[2]	(218)
Remaining Cash to Fund Origin 3 and Beyond	**$246**

Origin 1 and Origin 2 Growth CAPEX Schedule[3] ($Mn)



Project Financed Growth CAPEX
Local, State, and Federal Government Incentives / Support[4]
Equity Financed Growth CAPEX
$111
$16
$95
$126
$19
$107
$277
$40
$46
$191
$482
$399
$80
$3
$147
$120
$24
$3
2021E
22E
23E
24E
25E

Remaining Cash Balance from Current Transaction to Origin 2 Revenue[5] ($Mn)



Cash to Balance Sheet at Minimum PIPE: $863
$748
$607
$364
$305
$246
2021E
22E
23E
24E
25E[6]

1. Refer to slide 35 for additional detail. Assumes no share redemptions and none of the Artius warrants to acquire 35.5Mn shares are exercised. 2. Cash flow from operations calculated as EBITDA + Working Capital + Maintenance CAPEX from 2021 until reaching Origin 2 revenue in 2025. 3. Project financing and government incentives / support have not yet been secured. 4. Represents anticipated local, state and federal government incentives / support.
5. Defined as net proceeds less annual cash flow from operations less equity financed growth CAPEX for Origin 1 and 2. Excludes $1Mn existing cash. 6. Prior to Origin 2 operations date in 2025E.
Source: Origin Materials management estimates.

ORIGIN

43

Illustrative valuation references – operational benchmarking Specialty Chemicals Biochemicals / Biomaterials Disruptive technology 161% Mean: 7% Mean: 19% Mean: 45% 2020E – 2022E 61% 59% 53% 49% 43% 40% Revenue CAGR 33% 19% 14% 10% 9% 7% 4% 5% 4% ‘24-’26E ‘26-’28E Mean: 41% Mean: 51% Mean: 39% 83% 78% 67% 57% 51% 2021E gross 49% 49% 40% 40% 33% 34% 34% margin 28% 26% 24% 22% 2026E 2027E Mean: 28% Mean: 21% Mean: 22% 42% 40% 36% 35% 2021E EBITDA 29% 29% 26% 23% 21% 20% 19% 18% 17% margin 7% NM NM 2026E 2027E Source: Origin Materials Consolidated Financials; company projections based on company filings and FactSet as of January 29, 2021. Note: Companies are ordered in descending 2021E EV / Revenue. 44 1. Danimer revenue CAGR based on 2021E – 2023E. 2. Plug Power and Desktop Metal CAGR based on 2023E-2025E, margins based on 2024E. Illustrative valuation references – operational benchmarking Specialty Chemicals Biochemicals / Biomaterials Disruptive technology 161% Mean: 7% Mean: 19% Mean: 45% 2020E – 2022E 61% 59% 53% 49% 43% 40% Revenue CAGR 33% 19% 14% 10% 9% 7% 4% 5% 4% ‘24-’26E ‘26-’28E Mean: 41% Mean: 51% Mean: 39% 83% 78% 67% 57% 51% 2021E gross 49% 49% 40% 40% 33% 34% 34% margin 28% 26% 24% 22% 2026E 2027E Mean: 28% Mean: 21% Mean: 22% 42% 40% 36% 35% 2021E EBITDA 29% 29% 26% 23% 21% 20% 19% 18% 17% margin 7% NM NM 2026E 2027E Source: Origin Materials Consolidated Financials; company projections based on company filings and FactSet as of January 29, 2021. Note: Companies are ordered in descending 2021E EV / Revenue. 44 1. Danimer revenue CAGR based on 2021E – 2023E. 2. Plug Power and Desktop Metal CAGR based on 2023E-2025E, margins based on 2024E.

Illustrative valuation references – valuation benchmarking



Specialty Chemicals
Biochemicals / Biomaterials
Disruptive technology
Mean: 5.7x
Mean: 13.4x
Mean: 17.0x
2021E EV / Revenue
1.2x
0.7x
7.6x
6.4x
5.3x
3.5x
31.1x
17.3x
7.8x
7.7x
3.1x
24.0x
20.2x
19.2x
12.4x
9.4x
2026E
2027E
Mean: 20.6x
Mean: 30.3x
Mean: 109.7x
2021E EV / EBITDA
3.4x
1.7x
21.6x
24.3x
18.5x
18.0x
46.7x
NM
NM
25.9x
18.2x
115.5x
106.1x
256.4x
29.6x
41.1x
2026E
2027E
ORIGIN
novozymes
ALBEMARLE
CRODA
DSM
danimer scientific (1)
CODEXIS
avantium
Lonza
Corbion
PLUG POWER (2)
TESLA
BEYOND MEAT
sunrun
Desktop Metal (2)

Source: Origin Materials Consolidated Financials; company projections based on company filings and FactSet as of January 29, 2021.
Note: Companies are ordered in descending 2021E EV / Revenue.
1. Danimer metrics based on 2023E EBITDA.
2. Plug Power and Desktop Metal multiples based on 2024E / 2025E.

ORIGIN

45

Glossary

Abbreviation	Explanation
Carbon negative	Carbon negative activities or products go beyond achieving reduced carbon impact, or net zero carbon impact, to actually remove additional carbon dioxide from the atmosphere
CMF	5-Chloromethylfurfural, organic compound obtained from dehydration derivatives
FDCA	2,5-Furandicarboxylic Acid, organic compound that is a renewable resource because it can be produced from carbohydrates
HTC	Hydrothermal Carbon, structured compounds that have been converted from organic compounds
PET	Polyethylene Terephthalate, most common thermoplastic polyester used for packaging foods and beverages
PEF	Polyethylene Furanoate, bio-based thermoplastic polyester also primarily used for packaging
pX	Paraxylene, an important chemical feedstock used in the large scale synthesis of various polymers

ORIGIN 46

We make negative carbon materials matterWe make negative carbon materials matter